UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On February 3, 2015, Carbonite, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished under this Item 2.02, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure
In connection with the issuance of the press release attached hereto as Exhibit 99.1, the Company is holding a public conference call and webcast on February 3, 2015, at 8:30 a.m. EST, during which the Company will provide the investor presentation attached as Exhibit 99.2 to this Current Report. The presentation will also be posted on the investor relations portion of the Company’s website.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits

(d)	Exhibits.

99.1	Press Release of Carbonite, Inc. dated February 3, 2015
99.2	Investor Presentation dated February 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on February 3, 2015.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	VP and General Counsel